Supplement dated July 27, 2010

supplementing the Prospectus,

dated May 1, 2010,

as may be revised or supplemented from time to time

of Hansberger International Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 800-414-6927

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

On July 23, 2010, the Board of Trustees of Hansberger International Series, on behalf of its International Core Fund series (the “Fund”), upon the recommendation of the Fund’s adviser, Hansberger Global Investors, Inc., approved a plan to liquidate the Fund, such liquidation to take place on or about August 31, 2010 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxable income and/or capital gains. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Sell Your Fund Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “How to Exchange Your Shares” in the Fund’s Prospectus. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Hansberger Fund is treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Effective at the close of business on July 28, 2010, Natixis Distributors, L.P. (“Natixis Distributors”), the distributor of the Fund, will no longer accept investments in the Fund from new investors. Effective at the close of business on August 9, 2010, Natixis Distributors will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE